SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

ExamWorks Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.
Suite 2625
Atlanta, GA  30305
(Address of principal executive offices, including zip code)

(404) 952-2400
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 12, 2011, Premex Services Limited (“Premex Limited”), a wholly-owned indirect subsidiary of ExamWorks Group, Inc., a Delaware corporation (the “Company”), entered into a Sales Finance Agreement– Recourse Confidential Invoice Discounting Facility (UK Debts) (the “Sales Finance Agreement”) with Barclays Bank PLC (“Barclays”), as amended by a separate amendment letter (the “Amendment Letter”).  The Sales Finance Agreement serves to finance Premex Limited’s unpaid accounts receivables.  The facility provides Premex Limited a three year invoice discounting facility to be used to provide ongoing working capital. The facility replaces Premex Limited’s previously existing invoice discounting facility with Lloyds TSB Commercial Finance Limited that was terminated in connection with the acquisition of Premex Limited by ExamWorks UK Ltd., a wholly-owned indirect subsidiary of the Company.  The facility has a maximum payment ceiling of £26,500,000. In addition, the facility provides for an interest rate margin (over the base rate) on the outstanding balance of the funds advanced of 2.40% and a 720 day recourse period. The facility is secured by a secured guarantee executed by certain wholly-owned indirect subsidiaries of the Company. The Sales Finance Agreement operates on a co-terminus and cross default basis with other facilities provided by Barclays to the Company’s subsidiaries and with the Company’s Senior Revolving Credit Facility with Bank of America.

The foregoing description is qualified in its entirety by reference to the Sales Finance Agreement and Amendment Letter, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
10.1	Sales Finance Agreement – Recourse Confidential Invoice Discounting Facility (UK Debts), dated May 12, 2011, by and between Barclays Bank PLC and Premex Services Limited.
10.2	Amendment Letter, dated May 12, 2011, by and between Barclays Bank PLC and Premex Services Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: May 17, 2011	By:	/s/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sales Finance Agreement – Recourse Confidential Invoice Discounting Facility (UK Debts), dated May 12, 2011, by and between Barclays Bank PLC and Premex Services Limited.
10.2	Amendment Letter, dated May 12, 2011, by and between Barclays Bank PLC and Premex Services Limited.